                                                                    Exhibit 4.17


                        AmeriSource Health Corporation

            5% Convertible Subordinated Notes due December 15, 2007
            -------------------------------------------------------

                             ____________________

                              Purchase Agreement
                              ------------------

                                                                December 6, 2000

Goldman, Sachs & Co.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
First Union Securities, Inc.
J.P. Morgan Securities Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Ladies and Gentlemen:

     AmeriSource Health Corporation, a Delaware corporation (the "Company"),
                                                                  -------
proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of
                                                   ----------
$250,000,000 principal amount of the 5% Convertible Subordinated Notes (the "Notes"), convertible into Class A Common Stock, $.01 par value per share
 -----
("Stock"), of the Company, specified above (the "Firm Securities") and, at the
 ------                                          ---------------
election of the Purchasers, up to an aggregate of $50,000,000 additional principal amount of Notes (the "Optional Securities"). The Notes will be
                                -------------------
unconditionally guaranteed as to the payment of principal, premium, if any, and interest (the "Guarantee") by AmeriSource Corporation, a wholly-owned subsidiary
               ---------
of the Company incorporated in the State of Delaware (the "Guarantor").  The
                                                           ---------
Firm Securities, the Optional Securities and the Guarantee are hereinafter collectively called the "Securities".
                         ----------

     1. The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Purchasers that:

     (a) A preliminary offering circular, dated December 4, 2000 (the "Preliminary Offering Circular"), and an offering circular, dated December 6,
 -----------------------------
2000 (the "Offering Circular"), and the Company's Annual Report on Form 10-K for
           -----------------
the fiscal year ended September 30, 1999 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, which are attached to and made part of the Preliminary Offering Circular and the Offering Circular, have been prepared in connection with the offering of the Securities and shares of the Stock issuable upon conversion thereof. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the Securities
 ----------
Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the
                                       ------------
Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports,
                            --------------------
when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty contained in this paragraph (a) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

     (b) Neither the Company, the Guarantor nor any other subsidiary of the Company has sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, which loss or interference would have a material adverse effect, or would reasonably be expected to have a prospective material adverse effect, on the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock (other than changes resulting from the exercise of stock options or the conversions of warrants or capital stock which were outstanding as of such date and which were executed in the ordinary course of business) or long-term debt of the Company, the Guarantor or any other subsidiary of the Company or any material adverse change, or any development that would be reasonably be expected to result in a material adverse change, in or affecting the business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (each a "Material Adverse Effect"), otherwise than as set forth or contemplated
         -----------------------
in the Offering Circular;

     (c) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them and necessary to conduct their business as currently operated, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere materially with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries which are necessary to the conduct of their business as currently operated are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere materially with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

     (d) Each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

     (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company (except as described in the Offering Circular) have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Circular; and all of the issued shares of capital stock of each subsidiary of the Company, including the Guarantor, have been duly and validly authorized and issued, are fully paid and non-assessable and (except as described in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

     (f) The Notes have been duly authorized and, when issued and delivered pursuant to this Agreement and when authenticated by the Trustee (as defined below), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms (subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles) and entitled to the benefits provided by the indenture to be dated as of December 12, 2000 (the "Indenture") among the Company, the Guarantor and Bank One Trust
               ---------
Company, N.A., as Trustee (the "Trustee"), under which they are to be issued;
                                -------
the Guarantee has been duly authorized and, upon the due authorization, issuance and delivery of the related Notes and the due endorsement of the Guarantee thereon, will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Guarantor entitled to the benefits provided by the Indenture; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

     (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System;

     (h) Prior to the date hereof, neither the Company nor, to the Company's knowledge, any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

     (i) The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Indenture, the registration rights agreement, to be dated as of the First Time of Delivery (as defined in Section 4) (the "Registration Rights Agreement"), and this
                                -----------------------------
Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in each case (other than with respect to such Certificate of Incorporation or By-laws), for such conflicts, violations, breaches or defaults which would not result in a Material Adverse Effect;

     (j) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except (i) as required pursuant to or contemplated by the Registration Rights Agreement, (ii) for the approval of the Stock issuable upon conversion of the Securities for listing on The New York Stock Exchange, (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and (iv) where the failure to obtain the same would not have a Material Adverse Effect or have a material adverse effect on the consummation of the transactions contemplated under this Agreement, the Indenture or the Registration Rights Agreement;

     (k) Neither the Company, the Guarantor nor any other subsidiary of the Company is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except (other than with respect to the Certificate of Incorporation or By-laws) for any such defaults which would not have a Material Adverse Effect or have a material adverse effect on the transactions contemplated under this Agreement, the Indenture or the Registration Rights Agreement;

     (l) The statements set forth in the Offering Circular under the caption "Description of Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption "Certain United States Federal Income and Estate Tax Consequences", insofar as they purport to describe the provisions of the laws referred to therein, fairly summarize such terms and laws in all material respects;

     (m) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their properties is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (n) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Act")) as
                                                             ---
securities which are listed on a national securities exchange registered under
Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

     (o)  The Company is subject to Section 13 or 15(d) of the Exchange Act;

     (p) Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Securities will not be, an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment
                                                                   ----------
Company Act");
------------

     (q) Neither the Company, the Guarantor nor, to the Company's knowledge, any of their affiliates has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act;

     (r) Within the preceding six months, neither the Company, the Guarantor nor any other person acting on their behalf has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company and the Guarantor will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company and the Guarantor, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act;

     (s)  Assuming the accuracy of the representations made by the Purchasers in
Section 3 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers, or in connection with the offer, sale and initial resale of the Securities by the Purchasers pursuant to Rule 144A under the Act, to register the Securities under the Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended (the "Trust
                                                                  -----
Indenture Act");
-------------

     (t) Neither the Company, the Guarantor nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

     (u) Ernst & Young LLP, who have certified certain financial statements of the Company, the Guarantor and the other subsidiaries of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

     (v) Each of the Company and the Guarantor has all requisite corporate power to enter into this Agreement, the Registration Rights Agreement and the Indenture. This Agreement has been, and as of each Time of Delivery, the Registration Rights Agreement and the Indenture will have been, duly authorized, executed and delivered by the Company and the Guarantor and upon such execution by the Company and the Guarantor (assuming the due authorization, execution and delivery of such agreements by the other parties thereto) this

Agreement, the Registration Rights Agreement and the Indenture will constitute the valid and binding obligations of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with the terms hereof or thereof, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as the enforcement of indemnification and contribution provisions hereof and thereof may be limited by applicable law;

     (w) No legal or beneficial owner of any securities of the Company has any rights not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with any registration of the Securities or any of the Stock;

     (x) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares (other than those granted by the holders of the Securities) or (ii) as a result of or in connection with the transactions contemplated by the Indenture, this Agreement or the Registration Rights Agreement, any other capital stock of the Company or rights thereto;

     (y) Except as disclosed in the Offering Circular, neither the Company nor the Guarantor is subject to any agreements which restrict the Company's or the Guarantor's ability to engage in business with or to compete with any entity or any type of business except for any restrictions which would not be expected to have a Material Adverse Effect;

     (z) Except as disclosed in the Offering Circular, each of the Company, the Guarantor and the other subsidiaries of the Company owns or possesses adequate licenses or other rights to use, or can acquire on reasonable terms, all patents, patent licenses, trademarks, trade names, service marks, service names, copyrights and other intellectual property rights ("Intellectual Property")
                                                    ---------------------
necessary to carry on its business as presently conducted except to the extent that the failure to own or possess the same could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Circular, neither the Company, the Guarantor nor any other subsidiary of the Company has received any notice of infringement or conflict with asserted rights of others with respect to the Intellectual Property which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect; and

     (aa) Each of the Company, the Guarantor and the other subsidiaries of the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     2. Subject to the terms and conditions herein set forth, (a) the Company and the Guarantor agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.125% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company and the Guarantor agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractions), determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in
Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

     The Company and the Guarantor hereby grant to the Purchasers the right to purchase at their election up to $50,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Guarantor otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company and the Guarantor that:

     (a) It will offer and sell the Securities only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the
                                                           ----
meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A;

     (b) It is an institutional "accredited investor" within the meaning of Rule 501 under the Act;

     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act; and

     (d) Subject to the Company's obligations pursuant to Section 5(c) hereof, the Purchasers will use commercially reasonable efforts to cause the Offering Circular to be delivered with the written confirmation of sale to the purchasers of the Securities.

     4. (a) The Securities will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated
                                                ---
custodian. The Company and the Guarantor will deliver the Securities to the Purchasers, against payment by the Purchasers of the purchase price therefor by wire transfer to the Company of Federal (same day) funds, by causing DTC to credit the Securities to the accounts of the Purchasers at DTC. The Company and the Guarantor will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such
                           -----------------
delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., New York City time, on December 12, 2000 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Securities, 10:00 a.m., New York City time, on the date specified by Goldman, Sachs & Co. of the Purchasers' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for
                                 ----------------------
delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for
                   -----------------------
delivery is herein called "Time of Delivery".
                           ----------------

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j)hereof, will be delivered at such time and date at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York, 10005 (the "Closing Location"), and the Securities will be delivered at the Designated
      ----------------
Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 12:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York
                                                                        --------
Business Day" shall mean each Monday, Tuesday, Wednesday, Thurs-
------------
day and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   The Company agrees with each of the Purchasers:

     (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Purchasers with as many copies of the Offering Circular as each may reasonably request and each amendment or supplement thereto and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time during such period an Offering Circular is required by law to be delivered in connection with resales of the Securities by the Purchasers to unaffiliated third parties, there shall have occurred any event as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or if, it is necessary during such same period to amend or supplement the Offering Circular to comply with applicable law, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

     (d) During the period beginning from the date hereof and continuing until 90 days after the First Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to stock options or stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, or the issuance of securities or options in connection with a merger or acquisition), without your prior written consent;

     (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

     (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the "Additional Issuer Information")
                                           -----------------------------
satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

     (g) If requested by you, to use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

     (h) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished generally to stockholders of the Company, and to deliver to you
(i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and
(ii) such additional information concerning the business and financial condition of the Company or the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

     (i) To use the net proceeds received by them from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

     (j) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities; and

     (k) To use best efforts to list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on The New York Stock Exchange.

     6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation and printing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Pur-chasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky Survey, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing of the shares of Stock issuable upon conversion of the Securities and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Cahill Gordon & Reindel, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request. Such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (b) Dechert, counsel for the Company and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) Each of Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Offering Circular;

          (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company and the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Stock initially issuable upon conversion of the Notes have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Notes and the Indenture, will be duly and validly issued, fully paid and non-assessable, and will conform in all material respects to the description of the Stock contained in the Offering Circular;

          (iii) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

          (iv) The Notes have been duly authorized by the Company and, assuming that the Notes have been duly authenticated by the Trustee and assuming the Notes have been paid for in accordance with the terms of the Agreement, the Notes have been duly executed, issued and delivered by the Company and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

          (v) The Guarantee has been duly authorized by the Guarantor and, assuming that the Notes and the Guarantee have been duly authenticated by the Trustee and assuming the Notes have been paid for in accordance with the terms of the Agreement, the Guarantee has been duly executed, issued and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor entitled to the benefits provided by the Indenture;

          (vi) The Indenture has been duly authorized, executed and delivered by the Company and Guarantor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (vii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding instrument, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as the enforcement of indemnification and contribution provisions thereof may be limited by applicable law;

          (viii) The statements set forth in the Offering Circular under the captions "Description of Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption "Certain United States Federal Income and Estate Tax Consequences", insofar as they purport to describe the provisions of the laws referred to therein, fairly summarize such terms and laws in all material respects;

          (ix) The Exchange Act Reports included in the Offering Circular (other than any exhibits to such documents, the financial statements including the notes thereto and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and a statement to the effect that although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in such documents and have not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality, to the extent they deem appropriate, upon the statements of officers and other representatives of the Company), no facts have come to their attention that have caused them to believe that any of such documents (other than any exhibits to such documents, the financial statements including the notes thereto and related schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion), when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

          (x)    Assuming that the representations made by the Purchasers in
     Section 3 hereof are accurate, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers pursuant to Rule 144A under the Act;

          (xi) Neither the Company nor the Guarantor is an "investment company", as such term is defined in the Investment Company Act;

          (xii) The Company satisfies the registration requirements of General Instructions I.A.3 to Form S-3 for eligibility to register securities on Form S-3;

          (xiii) Neither the Company nor the Guarantor is an "investment company", as such term is defined in the Investment Company Act;

          (xiv) A statement to the effect that, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (except as set forth in the last clause of (ii) above), and have not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality, to the extent they deem appropriate, upon the statements of officers and other representatives of the Company and the Guarantor), no facts have come to their attention that have caused them to believe that, as of its date, the Offering Circular and any further amendment or supplement thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements including the notes thereto and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Offering Circular or any further amendment or supplement thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements including the notes thereto and related schedules and the other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may state that their opinion is limited to the laws of the United States of America, the State of New York and the General Corporation Law of the State of Delaware, and that such counsel expresses no opinion with respect to the effect of any laws or regulations relating to the Drug Enforcement Agency, the Food and Drug Administration, state boards of pharmacy and departments of health, the Pharmaceutical Drug Marketing Act, the Department of Transportation or government procurement laws and regulations. In rendering its statements included in (ix) and (xiv) above, such counsel may state that they have participated in conferences with officers and other representatives of the Company and the Guarantor, representatives of the independent public accountants of the Company and representatives of the Purchasers at which the contents of the Offering Circular and related matters were discussed; and

     (c) William D. Sprague, Esq., Vice President, General Counsel and Secretary for the Company, shall have furnished to you his written opinion, dated the Time of Delivery in form and substance satisfactory to you, to the effect that:

          (i) Each of Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Offering Circular;

          (ii) Each of the Company and the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Guarantor, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

          (iii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary, including the Guarantor, have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Guarantor, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

          (iv) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (v) The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Company's or the Guarantor's Certificate of Incorpo-ration or By-laws or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in each case (other than with respect to such Certificate of Incorporation or By-laws), for such conflicts, violations, breaches or defaults which would not result in a Material Adverse Effect;

          (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for (A) the issue, sale or delivery of the Securities or the Stock issuable upon conversion of the Notes, (B) the resale of the Securities by the Purchasers in accordance with the terms of this Agreement and (C) the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement except (i) as required pursuant to or contemplated by the Registration Rights Agreement, (ii) the approval of the Stock for conversion of the Securities for listing on the New York Stock Exchange
     (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and (iv) where the failure to obtain such consents would not have a Material Adverse Effect or a material adverse effect on the transactions contemplated under this Agreement, the Indenture or the Registration Rights Agreement;

          (vii) Neither the Company, the Guarantor nor any other subsidiary of the Company is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which breach or default (other than with respect to such Certificate of Incorporation or By-laws) would have a Material Adverse Effect;

          (viii) The Exchange Act Reports included in the Offering Circular (other than any exhibits to such documents, the financial statements including the notes thereto and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and a statement to the effect that although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in such documents and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality, to the extent he deems appropriate, upon the statements of officers and other representatives of the Company), no facts have come to his attention that have caused him to believe that any of such documents

     (other than any exhibits to such documents, the financial statements including the notes thereto and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion), when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

          (ix) A statement to the effect that, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality, to the extent he deems appropriate, upon the statements of officers and other representatives of the Company and the Guarantor), no facts have come to his attention that have caused him to believe that, as of its date, the Offering Circular and any further amendment or supplement thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements including the notes thereto and related schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Offering Circular or any further amendment or supplement thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements including the notes thereto and related schedules and the other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

     (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to you customary accountants' "comfort" letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

     (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company, the Guarantor or any other subsidiary of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or the Guarantor's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Guarantor's debt securities;

     (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Offering Circular; or (v) the occurrence of any material adverse change in the existing, financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Purchasers, would materially and adversely affect the financial markets or the markets for the Securities being issued at such Time of Delivery or the market for the Company's or the Guarantor's other debt or equity securities;

     (h)  The Securities have been designated for trading on PORTAL;

     (i) The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

     (j) The Company and the Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request; and

     (k) The Company shall have obtained and delivered to the Purchasers executed copies of a written agreement of the directors and executive officers of the Company in the Form of Exhibit A hereto (each such agreement, a "Lock-Up
                                                                        -------
Agreement") by the First Time of Delivery, and executed originals of each Lock-
---------
Up Agreement shall have been delivered to you by such time.

     8. (a) The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Purchaser will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company and the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Act) shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company and the Guarantor agree to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Purchasers to purchase and of the Company and the Guarantor to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Purchaser, the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantor shall then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company and the Guarantor as provided herein, the Company and the Guarantor will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor the Guarantor shall then be under any further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Purchasers.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Purchasers in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: General Counsel; and if to the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Offering Circular, attention: General Counsel; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantor, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company or the Guarantor and each person who controls the Company, the Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence of this Agreement.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,


                                    AmeriSource Health Corporation


                                    By: /s/ John A. Aberant
                                        --------------------------------
                                        Name: John A. Aberant
                                        Title: VP Treasurer


                                    AmeriSource Corporation


                                    By: /s/ John A. Aberant
                                        --------------------------------
                                        Name: John A. Aberant
                                        Title:VP Treasurer

Accepted as of the date hereof:

Goldman, Sachs & Co.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
First Union Securities, Inc.
J.P. Morgan Securities Inc.

By: /s/ Goldman, Sachs, & Co.
    --------------------------
       (Goldman, Sachs & Co.)

    On behalf of each of the Purchasers

                                  SCHEDULE I

                                                                              Principal Amount
                                                                                 of Optional
                                                            Principal         Securities to be
                                                            Amount of           Purchased if
                                                         Firm Securities          Maximum
                                                              to be                Option
                      Purchaser                             Purchased             Exercised
                      ---------                             ---------             ---------
Goldman, Sachs & Co..................................     $150,000,000
Banc of America Securities LLC.......................       37,500,000
Credit Suisse First Boston Corporation...............       37,500,000
First Union Securities, Inc..........................       12,500,000
J.P. Morgan Securities Inc...........................       12,500,000

     Total...........................................     $250,000,000           $50,000,000
                                                          ============           ===========

                                                                       Exhibit A

                        AmeriSource Health Corporation
                        ------------------------------

                               Lock-Up Agreement
                               -----------------

                               December 6, 2000
                               ----------------

Goldman, Sachs & Co.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

     Re:  AmeriSource Health Corporation- Lock-Up Agreement
          -------------------------------------------------

Ladies and Gentlemen:

     The undersigned understands that you, as representative (the "Representative"), propose to enter into a Purchase Agreement on behalf of the
 --------------
several Purchasers named in Schedule I to such agreement (collectively, the "Purchasers"), with AmeriSource Health Corporation, a Delaware corporation (the
 ----------
"Company"), and AmeriSource Corporation, a Delaware Corporation (the
 -------
"Guarantor"), providing for an offering of Convertible Subordinated Notes (the
 ---------
"Notes") of the Company that will be convertible into Class A Common Stock, $.01
 -----
par value per share (the "Common Stock"), of the Company which will be
                          ------------
unconditionally guaranteed (the "Guarantee") as to the payment of principal,
                                 ---------
premium, if any, and interest by the Guarantor (the Notes and the Guarantee are hereinafter collectively called the "Securities").
                                     ----------

     In consideration of the agreement by the Purchasers to offer and sell the Notes, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Offering Circular covering the offering of the Securities and continuing to and including the date 90 days after the date of such final Offering Circular, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, or exercise any registration rights with respect to, any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (other than options received pursuant to any employee or director stock option plans existing on the date hereof, provided that such options carry a vesting period which occurs 90 days or more from the date hereof), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities Exchange Commission (the "SEC") (collectively the
                                                        ---
"Undersigned's Shares").
 --------------------

     The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

     Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Purchasers. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any
                                                 --------  -------
such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i),
(ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     Notwithstanding anything to the contrary, these restrictions shall not apply to sales in private transactions (i.e., transactions not involving a public sale, public distribution or other public disposition of shares of capital stock of the Company, nor any sale pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended).

     The undersigned understands that the Company, the Guarantor and the Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering.

This Lock-Up Agreement shall automatically terminate upon the undersigned no longer being either a director or executive officer of the Company. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                    Very truly yours,


                                    _________________________________
                                    Exact Name of Shareholder


                                    _________________________________
                                    Authorized Signature